UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 13, 2014

Morgan Stanley
(Exact Name of Registrant as Specified in Charter)

Delaware	1-11758	36-3145972
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1585 Broadway, New York, New York		10036
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 761-4000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

 At the 2014 Annual Meeting of Shareholders (“Annual Meeting”) of Morgan Stanley (the “Company”) held on Tuesday, May 13, 2014, shareholders voted on proposals to: (i) elect directors to the Company’s Board of Directors (the “Board”), (ii) ratify the appointment of Deloitte & Touche LLP as independent auditor and (iii) approve the compensation of executives as disclosed in the proxy statement filed with the Securities and Exchange Commission on March 28, 2014 for the Company’s Annual Meeting (the “2014 Proxy”) (a non-binding advisory resolution).  Shareholders also voted on a shareholder proposal regarding preparing a report on lobbying.

All nominees for election to the Board were elected for a term that will continue until the next annual meeting of shareholders or until the director’s successor has been duly elected and qualified or the director’s earlier resignation, death or removal.  The shareholders’ vote ratified the appointment of the independent auditor. The proposal to approve the compensation of executives as disclosed in the 2014 Proxy, through an advisory resolution, was approved.  The shareholder proposal regarding preparing a report on lobbying was not approved.

The number of votes cast for or against and the number of abstentions and broker non-votes with respect to each proposal, as applicable, is set forth below. The Company’s independent inspector of election reported the final vote of the shareholders as follows:

		For	Against	Abstain	Broker Non-vote
1.	Election of Directors
	Erskine B. Bowles	1,592,325,062	20,527,555	3,842,064	141,023,873
	Howard J. Davies	1,600,451,721	11,755,423	4,487,542	141,023,873
	Thomas H. Glocer	1,606,371,029	5,775,924	4,547,733	141,023,873
	James P. Gorman	1,580,567,766	29,048,725	7,078,197	141,023,873
	Robert H. Herz	1,604,267,735	7,761,858	4,665,093	141,023,873
	C. Robert Kidder	1,589,640,924	22,148,112	4,905,648	141,023,873
	Klaus Kleinfeld	1,580,376,329	31,947,980	4,370,374	141,023,873
	Donald T. Nicolaisen	1,592,310,757	19,823,715	4,560,211	141,023,873
	Hutham S. Olayan	1,590,603,431	21,244,617	4,846,637	141,023,873
	James W. Owens	1,522,119,368	59,954,356	4,620,961	141,023,873
	O. Griffith Sexton	1,603,056,022	8,960,223	4,678,440	141,023,873
	Ryosuke Tamakoshi	1,598,400,996	13,730,072	4,563,614	141,023,873
	Masaaki Tanaka	1,594,481,494	17,559,140	4,654,041	141,023,873
	Laura D. Tyson	1,585,961,981	26,249,455	4,483,246	141,023,873
	Rayford Wilkins, Jr.	1,598,766,774	13,204,959	4,722,956	141,023,873

2.	Ratification of Appointment of Independent Auditor	1,743,474,742	10,631,719	3,612,115	*

3.	Approval of Compensation of Executives (Non-Binding Advisory Resolution)	1,488,700,414	118,762,531	9,231,715	141,023,873

4.	Shareholder Proposal Regarding a Report on Lobbying	238,571,150	1,177,969,070	200,154,483	141,023,873

* Not applicable.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MORGAN STANLEY (Registrant)

Date:	May 13, 2014	By:	/s/ Martin M. Cohen
			Name:	Martin M. Cohen
			Title:	Corporate Secretary